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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 12, 1998
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                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                         0-23150                   04-2987600
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


32 Cherry Hill Drive, Danvers, Massachusetts          01923
-----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
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Item 5.   Other Events.

         On November 12, 1998, the Registrant publicly disseminated a press release announcing that Leslie B. Lewis and Lamberto Raffaelli, Ph.D. have been elected to its Board of Directors.

         Mr. Lewis is Chairman, President and Chief Executive Officer of Asahi/America, Inc., a public company which designs, manufactures and distributes thermoplastic valves, actuators and controls, piping systems, flow meters, filtration systems and related components for environmentally sensitive and semiconductor fab applications. He was appointed President and Chief Operating Officer in 1985, Chief Executive Officer in 1989, and Chairman of the Board in 1996. Mr. Lewis has also been Vice Chairman and Trustee of the Lawrence Memorial Hospital, Director of Hallmark Health Services, Director of the Japan Society of Boston and Director of the International Association of Plastic Distributors.

         Dr. Raffaelli is founder, President and Chief Executive Officer of ARCOM, Inc., a rapidly growing company located in Salem, New Hampshire that designs and manufactures microwave and millimeter-wave wireless products for digital radios and other applications using the latest state of the art very high frequency monolithic integrated semiconductors. Prior to founding ARCOM, Dr. Raffaelli was the Director of Commercial Products for Alpha Industries in Woburn, Massachusetts, where he also served as Engineering Manager and Operations Manager. At Alpha, he was responsible for the development of commercial products centered around point-to-point radios, automotive radar applications and wireless television.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

(c)     Exhibit.

        99.1         The Registrant's Press Release dated November 12, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IBIS TECHNOLOGY CORPORATION
                                    ---------------------------
                                    (Registrant)



Date: November 13, 1998                   /s/ Martin J. Reid
                                          ----------------------
                                          Martin J. Reid, President and
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit                                                             Sequential
Number                     Description                              Page Number
------                     -----------                              -----------
99.1                       The Registrant's Press Release               5
                           dated November 12, 1998










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